Financial Income and Expenses	6 Months Ended
Jun. 30, 2022
Financial Income and Expenses
Financial Income and Expenses

Note 4 – Financial Income and Expenses

	6 Months Ended	6 Months Ended
	June 30, 2022	June 30, 2021
(DKK million)

Financial income:
Interest and other financial income	87	127
Foreign exchange rate gain, net	1,792	573

Total financial income	1,879	700

Financial expenses:
Interest and other financial expenses	(10)	(6)
Loss on marketable securities, net	(315)	(134)
Loss on other investments, net	(214)	(33)

Total financial expenses	(539)	(173)

Net financial items	1,340	527

Foreign exchange rate gain, net was DKK 1,792 million in the first six months of 2022 compared to DKK 573 million in the first six months of 2021. The USD strengthened against the DKK in each period which positively impacted our USD denominated marketable securities and cash holdings, but to a greater extent in 2022. Refer to Note 4.2 in the Annual Report for further details regarding foreign currency risk.

Loss on marketable securities, net was DKK 315 million in the first six months of 2022 compared to DKK 134 million in the first six months of 2021. The increase in fair value losses on marketable securities was primarily driven by increases in interest rates in the United States and Europe.

Loss on other investments, net was DKK 214 million in the first six months of 2022 compared to DKK 33 million in the first six months of 2021. The change was driven by the decrease in fair value of Genmab’s investment in common shares of CureVac and Bolt.